SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                   FORM 8 - K


             Current Report Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                January 10, 2002
                                                                ----------------

                         Commission File Number: 1-14222

                         SUBURBAN PROPANE PARTNERS, L.P.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                                             22-3410353
        --------                                             ----------
(State or other jurisdiction                              (I.R.S. Employer
       of incorporation)                                 Identification No.)

                                240 Route 10 West
                              Whippany, N.J. 07981
                                 (973) 887-5300
                              --------------------
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)





                                                               Page 1 of 5
                                                   Exhibit Index on Page 4

ITEM 5.  OTHER EVENTS

On January 10, 2002, Suburban Propane Partners, L.P. (the "Partnership") issued a press release (the "Press Release") announcing the Partnership's Fiscal 2002 First Quarter Conference Call. A copy of the Press Release has been filed as
Exhibit 99.1 to this Current Report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.    A copy of the Press Release has been filed as Exhibit
                 99.1 to this Current Report.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SUBURBAN PROPANE PARTNERS, L.P.

January 10, 2002                          By:  /s/  Janice G. Meola
                                             -----------------------
                                             Name:  Janice G. Meola
                                             Title: General Counsel & Secretary

                                    EXHIBITS

Exhibit No.                           Exhibit
-----------                           -------

99.1                                  Press Release dated January 10, 2002

                                                                    EXHIBIT 99.1
                                                                    ------------


                                  NEWS RELEASE

FOR IMMEDIATE RELEASE
---------------------

                SUBURBAN PROPANE PARTNERS, LP TO HOLD FISCAL 2002
                      FIRST QUARTER RESULTS CONFERENCE CALL

WHIPPANY, NEW JERSEY, JANUARY 10, 2002 -- Suburban Propane Partners, L.P. (NYSE:SPH), a leading marketer of propane gas and related products and services nationwide, announced today that it has scheduled its Fiscal 2002 First Quarter Conference Call for Thursday, January 24, 2002 at 10:00 AM EST.

Analysts, investors and other interested parties are invited to listen to management's discussion of Suburban's Fiscal 2002 first quarter results and business outlook by accessing the call via the internet at WWW.SUBURBANPROPANE.COM, or by telephone as follows:

                             Phone #: (888) 273-9887
Ask for: Suburban Propane First Quarter Fiscal Year 2002 Results Conference Call

In addition, a replay of the conference call will be available until 11:59 PM on January 25, 2002 and can be accessed by dialing (800) 475-6701, Access Code 621306. The replay will also be available via the partnership's web site until January 31, 2002.

Suburban Propane Partners, L.P. is a publicly traded Master Limited Partnership listed on the New York Stock Exchange. Headquartered in Whippany, New Jersey, Suburban has been in the customer service business since 1928 and is the nation's third largest propane gas marketer. The Partnership serves over 800,000 residential, commercial, industrial and agricultural customers through approximately 330 customer service centers in more than 40 states. Corporate news, unit prices and additional information about Suburban are available 24 hours a day, 7 days a week on the company's web site: WWW.SUBURBANPROPANE.COM. To receive news releases via fax: Dial 800-758-5804 and input extension 112074.



Company contact:  Robert M. Plante
                  Vice President-Finance & Treasurer
                  (973) 503-9252


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